                                                                   EXHIBIT 99.7
                            FORM OF STOCK ELECTION
                           FOR HOLDERS OF SHARES OF
                  COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF
                        LIVING CENTERS OF AMERICA, INC.
                    DESIRING TO MAKE AN LCA STOCK ELECTION

                                PURSUANT TO AN
               AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER
                        DATED AS OF SEPTEMBER 17, 1997

                               THE PAYING AGENT:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

       BY MAIL:                BY FACSIMILE:     BY HAND OR OVERNIGHT COURIER:



    40 WALL STREET             (718) 234-5001            40 WALL STREET
      46TH FLOOR                                           46TH FLOOR
  NEW YORK, NY 10005                                   NEW YORK, NY 10005

                           CONFIRM BY TELEPHONE TO:

                                   (718) 927-8200
                               OR (212) 936-5100

                              INFORMATION AGENT:

                             D.F. KING & CO., INC.

                                77 WATER STREET
                              NEW YORK, NY 10005

                              Tel: (800) 628-8509

  This Form is to be completed by holders ("Holder") of common stock, par value $0.01 ("Share") ("LCA Common Stock"), of Living Centers of America, Inc. ("LCA" or the "Company") and is to accompany the certificates for shares ("LCA Electing Shares") of LCA Common Stock, if such certificates are submitted or if delivery of LCA Electing Shares is to be made by book-entry transfer to the account of American Stock Transfer & Trust Company (the "Paying Agent") at the Depository Trust Company or the Philadelphia Depository Trust Company (each, a "Book-Entry Transfer Facility" and, collectively, the Book-Entry Transfer Facilities) following book-entry transfer procedures, pursuant to an election (an "LCA Stock Election") to retain shares of LCA Common Stock as shares of the recapitalized and merged LCA ("LCA Retained Shares") in connection with the recapitalization of the Company by the merger (the "Recapitalization Merger") of Apollo LCA Acquisition Corporation with and into LCA, with LCA as the surviving corporation to be renamed Paragon Health Network, Inc. ("Paragon"), and the subsequent merger of GranCare, Inc. ("GranCare") with a wholly-owned subsidiary of Paragon with GranCare surviving and continuing as a wholly owned subsidiary of Paragon (the "GranCare Merger", and together with the Recapitalization Merger and the transactions contemplated thereby, the "Transactions").

  HOLDERS OF LCA COMMON STOCK SHOULD ONLY SUBMIT THIS FORM IF THEY WISH TO MAKE AN LCA STOCK ELECTION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS ("PROXY STATEMENT") DATED SEPTEMBER 26, 1997. BECAUSE OF THE PRORATION PROCEDURES DESCRIBED IN THE PROXY STATEMENT, STOCKHOLDERS WHO MAKE AN LCA STOCK ELECTION MAY NOT RECEIVE THE AMOUNT OF CASH AND RETAIN THE NUMBER OF LCA RETAINED SHARES THAT THEY ELECT. STOCKHOLDERS WHO DO NOT WISH TO MAKE AN LCA STOCK ELECTION (ANY SUCH HOLDER, A "NON-ELECTING HOLDER") SHOULD NOT SUBMIT THIS FORM. EACH SHARE OF LCA COMMON STOCK OWNED BY ANY SUCH NON-ELECTING HOLDER WILL, SUBJECT TO THE ELECTION AND PRORATION PROCEDURES DESCRIBED IN THE PROXY STATEMENT, BE CONVERTED INTO THE RIGHT TO RECEIVE $40.50 IN CASH FROM PARAGON FOLLOWING THE MERGER.

  HOLDERS WHO MAKE AN LCA STOCK ELECTION WILL BE DEEMED TO HAVE ACCEPTED THE CONSIDERATION TO BE PAID IN THE RECAPITALIZATION MERGER AND TO HAVE WAIVED APPRAISAL RIGHTS WITH RESPECT TO THEIR LCA ELECTING SHARES.

  This Form of Stock Election is to be completed, signed and mailed or delivered (or transmitted by telecopy facsimile) by Holders who desire to make an LCA Stock Election to the Paying Agent, together with such Holders' share certificates (or the attached Notice of Guaranteed Delivery of share certificates), by 5:00 p.m. New York City time on the business day immediately preceding the day on which the vote on the approval of the Recapitalization Merger Agreement at the LCA Special Meeting is to be taken (or any adjournment thereof) (the "LCA Election Deadline") in order to effect an LCA Stock Election.

  DELIVERY OF THIS FORM OF STOCK ELECTION AFTER SUCH DEADLINE OR TO ANY ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. SEE INSTRUCTION A.

  The Instructions accompanying this Form of Stock Election should be read carefully before this Form of Stock Election is completed and transmitted.

  The LCA Board of Directors makes no recommendations as to whether or not you should make an LCA Stock Election. You should make your own decision, in consultation with your own financial and tax advisors, as to whether or not to make an LCA Stock Election.

  List below the certificates for Shares as to which this Form of Stock Election relates. If the space below is inadequate, the certificate number and number of shares should be listed on a separate signed schedule affixed hereto.

                     DESCRIPTION OF CERTIFICATES SUBMITTED
-------------------------------------------------------------------------------

 NAME(S) AND ADDRESS(ES) OF
REGISTERED HOLDER(S),
EXACTLY AS NAME(S) APPEAR(S) ON
CERTIFICATE(S) (1)                       CERTIFICATE(S)BEING SUBMITTED
(PLEASE FILL IN, IF BLANK)       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)

------------------------------------------------------------------------------
                                             NUMBER OF SHARES
                             CERTIFICATE     REPRESENTED BY   NUMBER OF SHARES
                             NUMBER(S)*      CERTIFICATE(S)     SUBMITTED (2)
------------------------------------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------
                             TOTAL SHARES

(1) Only certificates registered in a single form may be deposited with this Form of Stock Election. If certificates are registered in different forms (e.g., John R. Doe and J. R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Stock Election as these are different registrations of certificates. Additional copies of the Form of Stock Election may be obtained by contacting the Information Agent at the address and telephone number set forth above.
(2) Unless otherwise indicated in the box set forth above, it will be assumed that all shares related to a submitted certificate are to be treated as having made an LCA Stock Election.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

      PLEASE READ CAREFULLY INSTRUCTION A IF COMPLETING THE BOXES BELOW.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
                                            To be completed ONLY if the cer-
  To be completed ONLY if a check          tificate for LCA Retained Shares
 is to be made payable to someone          is to be registered in the name
 other than the registered hold-           of, or a check is to be made pay-
 er(s) of LCA Common Stock. All            able to, the registered holder(s)
 Stock certificates for LCA Re-            of shares of LCA Common Stock,
 tained Shares will be issued in           but is to be sent to someone
 the name of the registered holder         other than the registered hold-
 of the LCA Common Stock submitted         er(s) or to an address other than
 herewith.                                 that shown under "Description of
                                           Certificates Submitted."


 Issue check to:

                                           Mail certificate and/or check to:
 Name: ____________________________        Name: ____________________________
       (PLEASE PRINT OR TYPE)                    (PLEASE PRINT OR TYPE)
 __________________________________        __________________________________
       (PLEASE PRINT OR TYPE)                    (PLEASE PRINT OR TYPE)
 Address: _________________________        Address: _________________________
 __________________________________        __________________________________
 __________________________________        __________________________________
   (PRINT ADDRESS, INCLUDING ZIP             (PRINT ADDRESS, INCLUDING ZIP
               CODE)                                     CODE)
 __________________________________
    (TAXPAYER IDENTIFICATION OR
        SOCIAL SECURITY NO.)
   (SEE ALSO SUBSTITUTE FORM W-9
             ATTACHED)
[_] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SEPARATELY DELIVERED AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s): _________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ___________________________

Name of Eligible Institution that Guaranteed Delivery: ________________________

If Shares are to be delivered by Book-Entry Transfer, check box of Book-Entry Transfer Facility
[_] The Depository Trust Company           [_] Philadelphia Depository Trust
Company

Account Number: ________________     Transaction Code Number: _________________

PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

[_] CHECK HERE IF YOU CANNOT LOCATE CERTIFICATES. UPON RECEIPT OF THIS FORM OF STOCK ELECTION, THE PAYING AGENT WILL CONTACT YOU DIRECTLY WITH REPLACEMENT INSTRUCTIONS.

[_] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE PAYING AGENT'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name of Electing Institution: _________________________________________________
[_] The Depository Trust Company           [_] Philadelphia Depository Trust
Company

Account Number: ________________     Transaction Code Number: _________________

                        (DO NOT WRITE IN SPACES BELOW)

                        SHARES
                       CONVERTED
                         INTO                       SHARES         AMOUNT
   SHARES      SHARES  RETAINED  CERTIFICATE BLOCK CONVERTED CHECK   OF
  SUBMITTED   ACCEPTED  SHARES       NO.      NO.  INTO CASH  NO.  CHECK
 ------------------------------------------------------------------------

 ------------------------------------------------------------------------

 ------------------------------------------------------------------------

 Delivery Prepared          Checked By: __________      Dated: _______________
 By: __________________

                              HOLDER'S AGREEMENT

AMERICAN STOCK TRANSFER & TRUST COMPANY
THE PAYING AGENT

LADIES AND GENTLEMEN:

  In connection with the recapitalization of Living Centers of America, Inc. ("LCA" or the "Company") by the merger (the "Recapitalization Merger") of Apollo LCA Acquisition Corp. ("Apollo Sub") with and into LCA, with LCA as the surviving corporation to be renamed Paragon Health Network, Inc. ("Paragon"), and the subsequent merger of GranCare, Inc. ("GranCare"), with a wholly owned subsidiary of Paragon ("Paragon Sub"), with GranCare being the surviving corporation and continuing as a wholly owned subsidiary of Paragon (the "GranCare Merger" and together with the Recapitalization Merger and the transactions contemplated thereby the "Transactions"), the undersigned hereby submits the certificate(s) for shares of LCA common stock, par value $0.01 per share, of LCA ("Share") listed below, or hereby transfers ownership of such share certificates on the account books maintained by the Book-Entry Transfer Facility and elects (an "LCA Stock Election"), subject as set forth below, to have all or a specified portion of the Shares represented by such certificates as set forth below ("LCA Electing Shares") retained as shares of Paragon Common Stock following the Transactions ("LCA Retained Shares").

  The undersigned acknowledges that his or her LCA Stock Election and submission of LCA Electing Shares is subject to the terms, conditions and limitations set forth in (i) the Joint Proxy Statement/Prospectus, dated as of September 26, 1997, as amended (the "Proxy Statement"), relating to the Amended and Restated Agreement and Plan of Merger dated as of September 17, 1997 by and among Apollo Management, L.P., ("Apollo"), Apollo Sub and LCA (the "Recapitalization Merger Agreement"), and the Amended and Restated Agreement and Plan of Merger dated as of September 17, 1997, by and among LCA, GranCare, Apollo and LCA Acquisition Sub, Inc. (the "GranCare Merger Agreement"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Recapitalization Merger Agreement a conformed copy of which appears as Annex I to the Proxy Statement and (iii) the accompanying Instructions.

  The undersigned understands that the purpose of the election procedure is to permit holders of Shares to express their preference for the type of consideration they wish to receive or retain in the Transactions, and understands that any LCA Stock Election is subject to the proration procedures and other limitations described in the Recapitalization Merger Agreement, the Proxy Statement and Instruction C.

  THE UNDERSIGNED ACKNOWLEDGES THAT THE LCA BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO WHETHER OR NOT THE UNDERSIGNED SHOULD MAKE AN LCA STOCK ELECTION. EACH STOCKHOLDER SHOULD MAKE HIS OR HER OWN DECISION, IN CONSULTATION WITH HIS OR HER OWN FINANCIAL AND TAX ADVISORS, AS TO WHETHER OR NOT TO MAKE AN LCA STOCK ELECTION.

  The undersigned represents and warrants that the undersigned has full power and authority to submit the Share certificate(s) submitted herewith or covered by a Notice of Guaranteed Delivery, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the Share certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to such Share certificate(s) shall pass only after the Paying Agent has actually received the Share certificate(s). All questions as to the election revocation, change and form of any election and surrender of Share certificate(s) hereunder shall be determined by the Paying Agent in its reasonable discretion, and such determination shall be binding and conclusive. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Paying Agent or LCA to be necessary or desirable to complete the sale, assignment, transfer, cancellation, and retirement of the Shares delivered herewith.

  The undersigned understands that in lieu of any fractional share, LCA will pay to each stockholder who otherwise would be entitled to receive a fractional share of an LCA Retained Share an amount in cash determined by multiplying (i) $40.50 by (ii) the fractional interest in an LCA Retained Share to which such holder would otherwise be entitled.

  The undersigned authorizes and instructs you, as Paying Agent, to deliver certificates of LCA Electing Shares to the Company and to receive on behalf of the undersigned, in exchange for LCA Electing Shares represented thereby, any certificate for LCA Retained Shares or any check for cash issuable in exchange for the Shares represented by such certificates pursuant to the Recapitalization Merger Agreement. If certificates of LCA Electing Shares are not delivered herewith, there is furnished herewith a Notice of Guaranteed Delivery of such certificates representing LCA Electing Shares from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States duly endorsed in blank or otherwise in form acceptable for transfer on the books of LCA.

  The undersigned understands and agrees that the Paying Agent will issue any certificate for LCA Retained Shares and/or (unless otherwise indicated in the box entitled "Special Payment Instructions") any check issuable in exchange for LCA Electing Shares represented by the certificates submitted hereby in the name of the registered holder(s) of such LCA Electing Shares appearing in the box "Description of Certificates Submitted." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," the undersigned understands and agrees that the Paying Agent will mail any certificate for LCA Electing Shares and/or any check for cash issuable in exchange for LCA Electing Shares represented by the certificates submitted hereby to the registered holder(s) of the LCA Electing Shares at the address or addresses appearing in the box entitled "Description of Certificates Submitted."

  In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, the undersigned understands and agrees that the Paying Agent will issue any check in the name(s) of, and mail such check to, the person(s) so indicated.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS SET FORTH BELOW BEFORE COMPLETING AND TRANSMITTING THIS FORM OF STOCK ELECTION.

                             SIGNATURE OF HOLDER(S)

 The undersigned represents that he or she is a Holder
 as described in the Holder's Agreement set forth above
 on Pages 4 and 5 hereof and has read and agrees to all
 of the terms and conditions of such Holder's
 Agreement.
                                   SIGN HERE
 .......................................................
 .......................................................
               (SIGNATURE(S) OF HOLDER(S))
           Date: ..............................

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is provided by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or other person acting in a fiduciary or representative capacity, please provide the following information.
 See Instruction A.)


 Name(s)................................................
      ................................................
                       (PLEASE PRINT)

 Capacity (full title)..................................

 Address................................................

      ................................................
                    (INCLUDE ZIP CODE)

 Area Code and Telephone No.............................

 Tax Identification or Social Security Number(s) .......
           Dated: ........................ 1997

                              SIGNATURE GUARANTEE
                        (If Required--See Instruction A)

 The undersigned guarantees the signature(s) which
 appear(s) on this Form of Stock Election and the
 certificate(s) submitted pursuant to this Form of
 Stock Election.
 Authorized Signature...................................
 Name...................................................
      ................................................
                 (PLEASE PRINT OR TYPE)

 Title .................................................
 Name of Firm ..........................................
 Address................................................
      ................................................
       (ADDRESS OF GUARANTEEING FIRM, INCLUDING ZIP
                           CODE)

 Area Code and Telephone Number.........................

 Tax Identification or Social Security Number(s) .......
           Dated: ........................ 1997
TO PREVENT BACK-UP WITHHOLDING OF CASH PAYMENTS THAT ARE MADE WITH RESPECT TO SHARES AS TO WHICH AN LCA STOCK ELECTION IS MADE PURSUANT TO THE
RECAPITALIZATION MERGER, A HOLDER MUST COMPLETE A FORM W-9, WHICH IS ENCLOSED.

                     REMEMBER TO ENCLOSE YOUR CERTIFICATES

                                 INSTRUCTIONS

       Forming Part of the Terms and Conditions of the Proxy Statement, the Recapitalization Merger Agreement and the Holder's Agreement

  THE METHOD OF DELIVERY OF THE FORM OF STOCK ELECTION, CERTIFICATES FOR LCA ELECTING SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, REGISTERED MAIL WITH THE RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS STRONGLY RECOMMENDED. DELIVERY SHALL BE EFFECTED, AND RISK OF LOSS OF CERTIFICATES SHALL PASS, ONLY AFTER PROPER DELIVERY TO THE PAYING AGENT OF THE FORM OF STOCK ELECTION, CERTIFICATES FOR SHARES OF LCA ELECTING SHARES, A FORM W-9 AND ALL OTHER REQUIRED DOCUMENTS.

A. GENERAL.

  1. EXECUTION AND DELIVERY. This Form of Stock Election or a facsimile hereof is to be used either if Share certificates are to be forwarded herewith, if Share certificates are to be delivered by book-entry transfer pursuant to book-entry transfer procedures, or if delivery of Shares is to be guaranteed and must be properly filled in, dated and signed in the box entitled "Signature of Holder(s)", and must be received (together with stock certificates representing the shares of LCA Common Stock as to which the LCA Stock Election is made or with a duly signed Notice of Guaranteed Delivery of such certificates or confirmation of a book-entry transfer of such shares, if such procedure is available, into the Paying Agent's account at a Book-Entry Transfer Facility pursuant to book-entry transfer procedures) by the Paying Agent at the address of the Paying Agent set forth on the first page hereof prior to the LCA Election Deadline. If Share certificates are delivered to the Paying Agent in multiple deliveries, a properly completed and duly executed Form of Stock Election must accompany each such delivery. Holders whose Share certificates are not immediately available and who cannot deliver their Share certificates and all other required documents to the Paying Agent prior to the LCA Election Deadline may deliver their Shares pursuant to the guaranteed delivery procedure. Pursuant to such procedure: (i) any such delivery must be made by an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, in the form attached herewith must be received by the Paying Agent prior to the LCA Election Deadline; and (iii) in the case of a guarantee of Shares, the Share certificates in proper form for transfer, or a confirmation of a book-entry transfer of Shares, if such procedure is available, into the Paying Agent's account at one of the Book-Entry Transfer Facilities together with a properly completed and duly executed Form of Stock Election with any required signature guarantees, (or, in the case of book-entry transfer, an Agent's Message as defined below) and any other documents required by this Form of Stock Election, must be received by the Paying Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. The term "Agent's Message" means a message, transmitted by a Book-Entry Transfer Facility to, and received by, the Paying Agent and forming a part of a book-entry confirmation, which states that such a Book-Entry Transfer Facility has received an express acknowledgement from a Book-Entry Transfer Facility participant delivering the Shares, that such participant has received and agrees to be bound by the terms of this form of Stock Election and that LCA may enforce such agreement against the participant.

  Holders of Shares who are nominees only may submit a separate Form of Stock Election for each beneficial owner for whom such registered holder is a nominee; provided, however, that at the request of the Paying Agent, such Holder shall certify to the satisfaction of the Paying Agent that such Holder holds such LCA Electing Shares as nominee for the beneficial owner thereof. Each beneficial owner for whom a Form of Stock Election is submitted will be treated as a separate Holder.

  HOLDERS WHO DO NOT SUBMIT AN EFFECTIVE FORM OF STOCK ELECTION OR WHOSE FORM OF STOCK ELECTION AND SHARE CERTIFICATES (OR APPROPRIATE NOTICES OF GUARANTEED DELIVERY), ARE NOT RECEIVED PRIOR TO THE LCA ELECTION DEADLINE WILL BE DEEMED NOT TO HAVE MADE AN LCA STOCK ELECTION.

  2. NEW CERTIFICATES AND CHECKS IN SAME NAME. If this Form of Stock Election is signed by the registered holder(s) of the certificates delivered herewith, the signature(s) must correspond exactly with the name(s) as written on the face(s) of the certificates without alteration, enlargement or any change whatsoever. If any certificates surrendered hereby are owned of record by two or more joint owners, all such owners must sign this Form of Stock Election. If any of the Shares delivered herewith are registered in the names of different Holders, it will be necessary to complete, sign and submit as many separate Forms of Stock Election as there are different registrations of such Shares.

  No signature of this Form of Stock Election is required to be guaranteed if
(i) this Form of Stock Election is signed by the registered holder(s) of the certificates surrendered herewith, unless such holder(s) have completed either the box entitled

"Special Payment Instructions" or the box entitled "Special Delivery Instructions" or (ii) the certificates are tendered for the account of a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing firms, banks and trust companies being referred to as an "Eligible Institution"). In all cases requiring a signature guarantee, all signatures on this Form of Stock Election must be guaranteed by an Eligible Institution. To be an Eligible Institution for purposes of a signature guarantee, the financial institution must be a participant in the Securities Transfer Agents Medallion Program or the Stock Exchanges Medallion Program.

  3. CHECKS IN DIFFERENT NAME. When a check in respect of LCA Retained Shares is to be payable to the order of anyone other than exactly the name that appears on the certificate(s) representing shares of LCA Common Stock delivered herewith, such payment shall not be made by the Paying Agent unless the box entitled "Special Payment Instructions" is completed, and the signature is guaranteed by an Eligible Institution. In addition, if this Form of Stock Election is signed by a person other than the registered holder(s) of the certificates listed and submitted herewith, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificates. Signatures on any such certificates or stock powers must also be guaranteed by an Eligible Institution as described above, unless signed by an Eligible Institution. See Instruction 2 above.

  4. SPECIAL DELIVERY INSTRUCTIONS. If the checks or the certificates for LCA Retained Shares are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder, it will be necessary to indicate such person or address in the box entitled "Special Delivery Instructions."

  5. PARTIAL EXCHANGES. If fewer than all the shares represented by any certificate delivered to the Paying Agent are to be submitted for exchange into LCA Retained Shares, fill in the number of shares which are to be submitted in the box entitled "Description of Certificates Submitted." In such case, a new certificate will be sent to the registered owners as soon as practicable following the LCA Election Deadline. ALL SHARES REPRESENTED BY CERTIFICATES SUBMITTED HEREUNDER SHALL BE DEEMED TO HAVE BEEN SUBMITTED FOR EXCHANGE INTO LCA RETAINED SHARES UNLESS OTHERWISE INDICATED.

  6. EXECUTION BY REPRESENTATIVES. If this Form of Stock Election or any stock certificate(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form of Stock Election.

  7. MUTILATED, LOST, DESTROYED OR STOLEN CERTIFICATES. In the event that the Holder is unable to deliver to the Paying Agent certificate(s) formerly representing his or her Shares due to the mutilation, loss, theft or destruction of such certificate(s), prior to the effective time of the Recapitalization Merger, such Holder should promptly notify the Paying Agent and check the box on page 3. The Holder will then be instructed as to the steps that must be taken in order to replace the Share certificate(s). This Form of Stock Election may nevertheless be submitted, together with any documents which may be required, subject to acceptance at the discretion of the Company, provided, among other requirements, that the Holder signs and furnishes an affidavit of loss in form satisfactory to the Paying Agent and the Company, which affidavit may be obtained from the Paying Agent.

  8. FORM W-9. The Holder should provide the Paying Agent with a correct Taxpayer Identification Number ("TIN") on Form W-9 to prevent backup withholding on payments made with respect to such Holder's Shares. Failure to provide the Form W-9 may subject the Holder to 31% backup withholding on any payment made with respect to any Shares. A blank Form W-9 has been included with the Form of Stock Election and should be completed, signed and returned in order to prevent backup withholding. If a Form W-9 is not properly completed, signed and returned to the Paying Agent by any Holder, the Paying Agent will withhold 31% of any payment made with respect to such Holder's Shares until a completed Form W-9 is provided to the Paying Agent by such Holder.

  Failure to complete the Substitute Form W-9 will not, by itself, cause LCA Common Stock to be deemed invalidly tendered, but may require the Paying Agent to withhold 31% of the amount of any payments made pursuant to the Recapitalization Merger. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

  For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Stock is held in more than one name), consult the Guideline of the IRS for Certification of Taxpayer Identification Number on Substitute Form W-9.

  9. MISCELLANEOUS. A single check and/or a single stock certificate representing LCA Retained Shares will be issued in respect of each certificate submitted.

  10. DEFECTS OR IRREGULARITIES. No shares of LCA Common Stock will be validly surrendered unless all defects or irregularities in the Form of Stock Election or the deposit of any certificates for Shares have been cured or are waived. Neither LCA nor Paragon will incur any liability for failure to give notification of any defects or irregularities in sufficient time for the Holder to obtain any particular tax or other result. Each of LCA and Paragon reserves the absolute right to reject any or all Forms of Stock Election or deposits of certificates the acceptance of which would, in its judgment, be unlawful. The interpretation by LCA and Paragon of the terms and conditions of the Recapitalization Merger Agreement and this Form of Stock Election (including these Instructions) will be final and binding. The Paying Agent will return to the Holder as soon as practicable any certificates it receives that are not deposited properly and as to which any defects or irregularities have not been cured or waived.

  11. STOCK TRANSFER TAXES. It will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Form of Stock Election. LCA will bear the liability for any state stock transfer taxes applicable to the issuance and delivery of checks and certificates in connection with the Transactions, provided, however, that if any such check is to be issued in the name other than that in which the Share certificates submitted in exchange therefor are registered, it shall be a condition of such exchange, and the issuance of any check, that the person requesting such exchange shall either:
(i) pay to the Paying Agent the amount of any stock transfer taxes (whether imposed on the Holder or such person, payable on account of the transfer to such person, or (ii) provide the Paying Agent with satisfactory evidence of the payment of such taxes or exemption therefrom.

  12. INADEQUATE SPACE. If the space provided herein under "Description of Certificates Submitted" is inadequate, the Certificate Number(s), the Number of Shares Represented by Certificate(s) and the Number of Shares Submitted should be listed on a separate signed schedule and attached hereto.

  13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of this Form of Stock Election may be made to the Information Agent at the telephone number and address set forth above.

B. SPECIAL CONDITIONS.

  1. TIME IN WHICH TO ELECT. To be effective, an election pursuant to the terms and conditions set forth herein on this Form of Stock Election accompanied by the above-described certificates representing LCA Electing Shares or a proper Notice of Guaranteed Delivery thereof, must be received by the Paying Agent, at the address set forth above, no later than the LCA Election Deadline. Holders whose stock certificates are not immediately available may also make an effective LCA Stock Election by completing this Form of Stock Election and by having the box entitled "Notice of Guaranteed Delivery" properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Paying Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of LCA, no later than 5:00 P.M., New York City time, on the third New York Stock Exchange trading day after the date of execution of such Notice of Guaranteed Delivery). Each share of LCA Common Stock with respect to which the Paying Agent shall have not received an effective LCA Stock Election prior to the LCA Election Deadline, or with respect to which the proration procedures set forth below and in the Proxy Statement pertain, outstanding at the effective time of the Recapitalization Merger, will be converted into the right to receive $40.50 in cash from Paragon following the Transactions. See Instruction C.

  2. REVOCATION OF ELECTION. Any LCA Stock Election may be revoked or changed by the person who submitted this Form of Stock Election to the Paying Agent and the certificate(s) for LCA Electing Shares withdrawn by written notice duly executed and received by the Paying Agent up to and immediately prior to the LCA Election Deadline. Such notice must specify the person in whose name the LCA Electing Shares to be withdrawn had been submitted, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an LCA Stock Election is revoked, and the certificate(s) for LCA Electing Shares withdrawn, the LCA Electing Shares certificate(s) submitted therewith will be returned promptly by the Paying Agent to the person who submitted such certificate(s).

  3. TERMINATION OF RIGHT TO ELECT. If for any reason the Recapitalization Merger is not consummated or is abandoned, all Forms of Stock Election will be void and of no effect. Certificate(s) for LCA Electing Shares previously received by the Paying Agent will be returned promptly by the Paying Agent to the person who submitted such certificate(s).

C. ELECTION AND PRORATION PROCEDURES.

  1. ELECTIONS. By completing this Form of Stock Election in accordance with the instructions herein, an LCA stockholder will be entitled to make an LCA Stock Election; provided that any LCA Stock Election is subject to the proration procedures described below and in the Proxy Statement in the event of an oversubscription of such LCA Stock Election. A Holder who makes an LCA Stock Election will be deemed to have accepted the consideration to be paid pursuant to the Recapitalization Merger Agreement and to have waived appraisal rights with respect to such Holder's LCA Electing Shares.

  IN CONNECTION WITH MAKING ANY LCA STOCK ELECTION, A HOLDER OF LCA COMMON STOCK SHOULD READ CAREFULLY, AMONG OTHER MATTERS, THE AFORESAID DESCRIPTION AND STATEMENTS AND THE INFORMATION CONTAINED IN THE PROXY STATEMENT UNDER "THE RECAPITALIZATION MERGER AGREEMENT--CERTAIN FEDERAL INCOME TAX CONSEQUENCES" FOR A DISCUSSION OF THE TAX TREATMENT OF THE RECEIPT OF CASH AS A RESULT OF PRORATION OR FRACTIONAL SHARES BY A HOLDER WHO HAS MADE AN LCA STOCK ELECTION.

  2. PRORATION. If the aggregate number of LCA Electing Shares is more than 1,905,748 (the "LCA Retained Share Number"), then pursuant to the Recapitalization Merger Agreement (i) each share of LCA Common Stock other than LCA Electing Shares will be converted into the right to receive $40.50 per share in cash (the "LCA cash price"), and (ii) each Holder making an LCA Stock Election will be entitled to retain that number of LCA Retained Shares as is equal to the product of (x) the number of LCA Electing Shares of such Holder and (y) a fraction, the numerator of which is the LCA Retained Share Number and the denominator of which is the aggregate number of LCA Electing Shares and (iii) each other LCA Electing Share held by such Holder will be converted into the right to receive the LCA Cash Price (as defined in the Proxy Statement).

  If the aggregate number of LCA Electing Shares is less than the LCA Retained Share Number, then pursuant to the Recapitalization Merger Agreement (i) each LCA Electing Share will remain outstanding as an LCA Retained Share, (ii) in addition to such LCA Retained Shares each Holder (including Holders who made LCA Stock Elections with respect to some, but not all, of their Shares) will be required to retain as LCA Retained Shares that number of Shares as is equal to the product of (x) the excess of the LCA Retained Share Number over the aggregate number of LCA Electing Shares and (y) a fraction, the numerator of which is the number of Shares (other than LCA Electing Shares) held by such Holder and the denominator of which is the aggregate number of outstanding Shares other than LCA Electing Shares, and (iii) each other Share held by such Holder will be converted into the right to receive the LCA Cash Price. Pursuant to this proration procedure, if no LCA Stock Elections are made (or if LCA Stock Elections are made by all stockholders with respect to all outstanding LCA Shares), each Holder would receive $40.50 per share with respect to approximately 90.54% of such Holder's shares and would retain approximately 9.46% of such shares as LCA Retained Shares. Thus, under such assumption, each Holder would receive and retain in the Recapitalization Merger, for each Share, approximately $36.67 (90.54% of $40.50) in cash and
0.0946 of an LCA Retained Share. Any Holder who would otherwise retain a fraction of an LCA Retained Share will receive a cash payment in lieu thereof.

  A description of the election and proration procedures is set forth in the Proxy Statement under "The Recapitalization Merger Agreement--Merger Consideration and Proration." A full statement of the election and proration procedures is contained in Article II of the Recapitalization Merger Agreement and all LCA Stock Elections are subject to compliance with such procedures.

  AS A RESULT OF THE PRORATION PROCEDURES DESCRIBED ABOVE AND IN THE PROXY STATEMENT, HOLDERS MAY NOT RECEIVE THE AMOUNT OF CASH AND RETAIN THE NUMBER OF LCA RETAINED

SHARES THAT THEY ELECT. SUCH HOLDERS WILL NOT BE ABLE TO CHANGE THE NUMBER OF LCA RETAINED SHARES OR THE AMOUNT OF CASH ALLOCATED TO THEM PURSUANT TO SUCH PROCEDURES.

  3. NON-ELECTING SHARES. If no election is made by a Holder, such Holder shall be deemed not to have made an LCA Stock Election. If LCA shall determine that any election was not properly made with respect to any Shares, such election shall be deemed to be not in effect, and the Holder covered by such election shall, for the purposes of the Recapitalization Merger Agreement, be deemed not to have made an LCA Stock Election.

D. RECEIPT OF LCA RETAINED SHARES OR CHECKS.

  As soon as practicable after the effective time of the Recapitalization Merger and after the LCA Election Deadline, the Paying Agent will mail certificate(s) for LCA Retained Shares and/or cash payments by check to Holders with respect to each LCA Electing Share that is included in any effective LCA Stock Election. Holders who fail to make an effective LCA Stock Election with respect to any or all of their Shares will receive, for each such share, the right to receive $40.50 in cash, (or, if there is undersubscription of LCA Stock Elections, a lesser amount plus certificates for LCA Retained Shares, as a result of proration), as soon as practicable after the certificate(s) representing such Shares have been submitted.

  No fractional shares will be issued in connection with the Transactions. In lieu thereof, the Paying Agent, as agent for the Holders who become entitled to a fraction of an LCA Retained Share, shall promptly sell the aggregate of the fractional share interests of such Holders and remit the net proceeds thereof (after commissions, costs and expenses incurred in connection with such sale) to such Holders according to their respective interests therein.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a Holder surrendering certificates is required to provide the Paying Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the surrendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Paying Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, cash payments that are made to such Holder with respect to surrendered certificates may be subject to backup withholding.

  Certain Holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as such an exempt recipient, that Holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional information.

  If backup withholding applies, the Paying Agent is required to withhold 31% of any cash amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on cash payments that are made to a Holder with respect to shares of LCA Common Stock owned by such Holder, the Holder is required to notify the Paying Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

  Each Holder is required to give the Paying Agent the social security number or employer identification number of the record Holder(s) of the Certificate(s) evidencing shares of LCA Common Stock. If the Certificate(s) is
(are) in more than one name or is (are) not in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

  If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Paying Agent. If such certificate is completed and the Paying Agent is not provided with the TIN within 60 days, the Paying Agent will withhold 31% of all cash payments made thereafter until a TIN is provided to the Paying Agent.

                        SUBSTITUTE FORM W-9 REQUEST FOR
               TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

               PAYOR'S NAME:


 Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)

 NAME _______________________________________________________________________

 ADDRESS ____________________________________________________________________

 CITY, STATE AND ZIP CODE ___________________________________________________

                        TAXPAYER IDENTIFICATION
                        NO.--FOR ALL ACCOUNTS

 SUBSTITUTE

                                                         Social Security No.

 FORM W-9
                        Enter your taxpayer            ----------------------
                        identification number in
                        the appropriate box.

 DEPARTMENT OF
 THE TREASURY
 INTERNAL REVENUE
 SERVICE

                                                       Employer Identification
                                                                 No.

                        For most individuals this
                        is your social security
                        number. If you do not have
                        a number, see the enclosed
                        Guidelines.

                                                       ----------------------
 PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NO.

--------------------------------------------------------------------------------


 Certification--Under the penalties of perjury, I certify that:

                        Note: If the account is in
                        more than one name, see the
                        chart in the enclosed
                        Guidelines on which number
                        to give the payor.
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

 (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 Certification Instruction--You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). (The certification requirement does not apply to real estate transactions, mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends. Also see Signing the Certification under Specific Instructions in the enclosed Guidelines.)

 SIGNATURE __________________________     DATE _______________________________


    NOTE:  FAILURE  TO COMPLETE  AND  RETURN THIS  FORM MAY  RESULT  IN
     BACKUP  WITHHOLDING. PLEASE  REVIEW THE  ENCLOSED GUIDELINES  FOR
      CERTIFICATION  OF TAXPAYER IDENTIFICATION NUMBER ON  SUBSTITUTE
       FORM  W-9  FOR  ADDITIONAL  DETAILS. YOU  MUST  COMPLETE  THE
        FOLLOWING  CERTIFICATE IF  YOU WROTE "APPLIED  FOR" IN  THE
         SPACE FOR THE "TIN" ON SUBSTITUTE FORM W-9


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 ----------------------------------         ----------------------------------
 SIGNATURE                                  DATE

                         NOTICE OF GUARANTEED DELIVERY

                                      for

                     Submission of Shares of Common Stock

                                      of

                        Living Centers of America, Inc.

  As set forth in the Form of LCA Stock Election, this Notice of Guaranteed Delivery ("Notice") must be used if: (i) certificates evidencing shares of common stock, par value $0.01 per share of LCA (the "Shares") are not immediately available; (ii) the certificates evidencing Shares and all other required documents cannot be delivered to the Paying Agent prior to the LCA Election Deadline (as defined in the Form of LCA Stock Election); or (iii) the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice may be transmitted by facsimile transmission or delivered by hand or mail to the Paying Agent.

                             The Paying Agent is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

        By Mail:

                                 By Facsimile           By Hand or Overnight
                                 Transmission:                Courier:

     40 Wall Street                                        40 Wall Street
                                 (for Eligible
                                 Institutions)

       46th Floor                                            46th Floor
   New York, NY 10005           (718) 234-5001           New York, NY 10005

                        Confirm Facsimile by Telephone:

                                (718) 927-8200
                                      or
                                (212) 936-5100

  DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  This Notice is not to be used to guarantee signatures. If a signature on the Form of LCA Stock Election is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear on the applicable space provided in the signature box in the Form of LCA Stock Election.

  THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

                         NOTICE OF GUARANTEED DELIVERY

         (TO BE USED ONLY IF CERTIFICATES ARE NOT SURRENDERED HEREWITH)

   The undersigned firm, which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States and is a participant in the Securities Transfer Agent's Medallion Program or the Stock Exchanges Medallion Program, herewith guarantees to deliver the certificates described above, duly endorsed in blank or confirmation of book-entry transfer of the Shares into the Paying Agent's account at the Depository Trust Company or the Philadelphia Depository Trust Company or otherwise in form acceptable for transfer on the books of LCA, to the Paying Agent in each case no later than 5:00 p.m. New York City time on the third New York Stock Exchange trading day after the date of execution of this Notice of Guaranteed Delivery.

 Signature: ...................................................................

 Name of Firm: ................................................................

 Address: .....................................................................

 Telephone Number (including area code): ......................................

 Dated: .......................................................................